Long-Term Debt:	6 Months Ended
Jun. 30, 2017
Debt Disclosure
Long-Term Debt:

5. Long-Term Debt:

The amounts shown in the accompanying consolidated condensed balance sheets are analyzed as follows:

		Period/ Year Ended
Debt instruments	Borrowers-Issuers	June 30, 2017	December 31, 2016
$480 Million Term Loan Facility	Arctic LNG and Dynagas Finance LLC	480,000	−
$340 Million Credit Facility	Pegasus, Lance, Seacrown, Fareastern	−	285,000
$250 Million Senior Unsecured Notes	Dynagas Partners and Dynagas Finance	250,000	250,000
$200 Million Term Loan Facility	Navajo and Solana	−	187,500
Total debt		$730,000	$722,500
Less deferred financing fees		(15,143)	(6,064)
Total debt, net of deferred finance costs		$714,857	716,436
Less current portion, net of deferred financing fees		$(2,596)	$(31,688)
Long-term debt, net of current portion and deferred financing fees		$712,261	$684,748

$340 Million Senior Secured Revolving Credit Facility

On June 19, 2014, certain subsidiaries of the Partnership entered, on a joint and several basis, into a Senior Secured Revolving Credit Facility (the “$340 Million Credit Facility”) with an affiliate of Credit Suisse in order to refinance the $214.1 million outstanding under a previous credit facility with the same lender and to fund a portion of the purchase price of the Arctic Aurora. The facility bore interest at LIBOR plus a margin.

On May 18, 2017, the $340 Million Credit Facility was fully repaid from the net proceeds of a new $480 million senior secured term loan (the “Term Loan B”, discussed below). In addition, the minimum liquidity restrictions imposed by the respective facility to the Partnership elapsed upon its repayment and, on this basis, the Partnership’s $25.0 million of restricted cash was released at the closing date of the Term Loan B transaction.

$200 Million Term Loan Facility

On December 17, 2015, Navajo and Solana, wholly owned subsidiaries of the Partnership, entered, on a joint and several basis, into a facility agreement with a group of lenders (ABN AMRO N.V., KFW IPEX-Bank GMBH and DNB ASA), with ABN Amro NV acting as agent, for a senior secured term loan facility of up to $200.0 million (the “$200 Million Term Loan Facility”) to partially finance the Lena River acquisition and for working capital purposes. The $200 Million Term Loan Facility bore interest at LIBOR plus a margin. The $200 Million Term Loan Facility was unconditionally and irrevocably guaranteed by Dynagas Partners and was secured, amongst other, by a first priority cross-collateralized mortgage on each of the Yenisei River and the Lena River, a first priority specific assignment of the existing time charters, a first priority assignment of all insurances and earnings of the vessels and an assignment of any subsequent time charter of a duration of more than twelve months.

On May 18, 2017, the $200 Million Term Loan Facility was fully repaid from the net proceeds of the Term Loan B. At the repayment date, the Partnership was released from all cash-related restrictions that required the borrowing entities to maintain certain minimum liquidity levels on a per vessel basis and to maintain and transfer funds to designated accounts for each vessel.

$480 Million Senior Secured Term Loan Facility

On May 18, 2017, Arctic LNG and Dynagas Finance LLC , wholly owned subsidiaries of the Partnership, as co-borrowers, entered into a $480.0 million senior secured term loan (the “Term Loan B”). The net proceeds of the Term Loan B were used to refinance and repay in full the indebtedness outstanding under the Partnership’s existing $340 Million Credit Facility and the $200 Million Term Loan Facility and to pay transaction fees and expenses. The Term Loan B bears interest at LIBOR plus a margin and provides for 0.25% quarterly amortization on the principal and a bullet payment at maturity, in May 2023. The Term Loan B is secured by, among other collateral, first priority mortgages on the vessels owned by the borrower subsidiary guarantors, a first priority specific assignment of the existing time charters, a first priority assignment of all insurances and earnings of the vessels and pledges on certain deposit accounts of Arctic LNG and its vessel owning subsidiaries and is guaranteed by the Partnership, certain of the Partnership’s subsidiaries and the vessel-owning subsidiaries of Arctic LNG.

The Term Loan B contains negative covenants customary for facilities of this type, including, among others, limitations on indebtedness, asset sales, transactions with affiliates, restricted payments (with the ability to distribute available cash subject to no event of default and compliance with certain financial covenants).

$250 Million Senior Unsecured Notes due 2019

On September 15, 2014, the Partnership completed a public offering of $250.0 million aggregate principal amount Senior Unsecured Notes offering due October 30, 2019, (the “Notes”) with the purpose of funding the majority of the purchase price related to the Yenisei River acquisition. The Notes bear interest from the date of the original issue until maturity at a rate of 6.25% per year, payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year. As per the provisions of the Notes and the Indenture, the Partnership may issue from time to time, unlimited as to principal amount senior unsecured debentures, to be issued in one or more series. The Notes are unsubordinated unsecured obligations of the Partnership and are not redeemable at its option prior to maturity.

Debt Covenants

The Partnership’s debt arrangements contain customary financial and other covenants that require the Partnership to maintain:

•a maximum ratio expressed as a percentage of total borrowings to total book assets;

•a minimum debt service coverage ratio;

•a certain level of consolidated minimum free liquidity;

•a certain minimum net worth level; and

•a certain loan to value ratio.

The Partnership’s debt arrangements also include other customary restrictions that prohibit the Partnership from declaring or making any distributions if an event of default occurs and the Term Loan B further  requires the Partnership to meet a specific distribution test in order to be permitted to make distributions to its unitholders.

As of June 30, 2017, the Partnership was in compliance with all financial covenants prescribed in its debt agreements.

The annual principal payments for the Partnership’s outstanding debt arrangements as at June 30, 2017, were as follows:

Period/ Year ending December 31,	Amount
2017 (July to December 2017)	2,400
2018	4,800
2019	254,800
2020	4,800
2021	4,800
2022 and thereafter	458,400
Total long-term debt	$730,000

The Partnership’s weighted average interest rate on its long-term debt for the six month periods ended June 30, 2017 and 2016 was 4.9% and 4.3%, respectively.

Total interest incurred on long-term debt for the six month periods ended June 30, 2017 and 2016 amounted to $17,853 and $16,358, respectively, and is included in Interest and finance costs (Note 11) in the accompanying unaudited interim condensed consolidated statements of income.

Commitment fees incurred in the six months ended June 30, 2017 and 2016, amounted to nil and $2, respectively and are included in Interest and finance costs (Note 11) in the accompanying unaudited interim condensed consolidated statements of income.